                                                                   Exhibit 10.19

                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

     THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (the "Agreement") is made as of June 23, 2000 by and among Synapse Group, Inc., a Delaware corporation (the "Corporation"), Michael Loeb ("Loeb"); The Loeb Family Limited Partnership
      -----------                   ----
(the "Loeb Partnership"), Jay Walker ("Walker"); The Jay S. Walker Irrevocable
      ----------------                 ------
Credit Trust (the "Walker Trust"); Margaret Loeb, Trustee u/The Michael Loeb
                   ------------
Irrevocable Trust f/b/o Michael Roberts Loeb dated December 28, 1995 (the "MRL
                                                                           ---
Trustee"); Margaret Loeb, Trustee u/The Michael Loeb Irrevocable Trust f/b/o
-------
Katherine Elizabeth Loeb dated December 28, 1995 (the "KEL Trustee"); Nancy
                                                       -----------
Halpern, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Marc David Loeb (the "MDL Trustee"); Nancy Halpern, as Trustee of The
                            -----------
Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Jeremy Paul Loeb (the "JPL Trustee"); Nancy Halpern, as Trustee of The Michael Loeb Irrevocable Trust
------------
u/a dated 3/24/99 f/b/o Carolyn Rose Loeb (the "CRL Trustee"); Margaret Bates
                                                -----------
("Bates"); Margaret Loeb ("Margaret Loeb"); Joseph Hanson ("Hanson"); and Andre
-------                    -------------                    ------
Jaeckle ("Jaeckle") (Loeb, the Loeb Partnership, Walker, the Walker Trust, the
          -------
MRL Trustee, the KEL Trustee, the MDL Trustee, the JPL Trustee, the CRL Trustee, Bates, Margaret Loeb, Hanson and Jaeckle are referred to collectively as the "Shareholders") (the Corporation and the Shareholders are referred to
-------------
collectively herein as the "Parties.")
                            -------

     WHEREAS, the Parties are parties to that Shareholder Agreement, dated as of December 1, 1993, as amended by that Shareholder Consent, Waiver and Termination Agreement dated as of March 5, 1998 and that Amendment to Shareholders Agreement dated as of March 20, 2000 (as amended, the "Original Agreement").
                                             ------------------

     WHEREAS, the Parties desire to amend and restate the Original Agreement as provided below to reflect the several amendments described above and to agree and acknowledge that an aggregate of 6,875,000 shares of the Corporation's Class A Common Stock and Class B Common Stock owned by Walker and being sold to NSSI Holdings Inc., an affiliate of Time Inc. (the "Walker Transferred Shares"),
                                               -------------------------
shall no longer be subject to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties agree as follows:

     1.   Definitions. In addition to the terms defined elsewhere herein, when
          -----------
used herein the following terms shall have the meanings indicated:

          (a)  Affiliate shall mean, with respect to any Shareholder, (i) any
               ---------
Person who, directly or indirectly, is in control of, is controlled by or is under common control with, the Shareholder, and (ii) any Person who is a director or officer of the Shareholder or of any Person described in clause (i) above.

          (b)  Amended and Restated Stockholders Agreement shall mean that
               -------------------------------------------
Second Amended and Restated Stockholders Agreement, dated on or about the date hereof, between the Corporation and the Stockholders named therein.

          (c)  Board of Directors shall mean the Board of Directors of the
               ------------------
Corporation.

          (d)  Common Stock Equivalents shall mean any security or obligation
               ------------------------
which is by its terms convertible into shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

          (e)  Excluded Transaction shall mean the issuance and sale by the
               --------------------
Corporation of (a) the Investor Warrants and the Lender Warrants (and the issuance of Common Stock upon the exercise of the Investor Warrants and the Lender Warrants) and (b) shares of capital stock or any other security convertible into capital stock of the Corporation, up to a maximum of 3,500,000 shares, which may be issued to any strategic investor pursuant to any arrangement approved by the Board of Directors.

          (f)  Family Member shall mean, as to any natural Person, a parent,
               -------------
child, descendant, spouse or sibling of the Person, the spouse of any of the foregoing, or the estate, any guardian, custodian or conservator of the Person or any of the foregoing, or a trust of which there are and continue to be, during the term of this Agreement, no principal beneficiaries other than the foregoing.

          (g)  Insider Group shall mean Loeb, the Loeb Partnership, Walker, the
               -------------
Walker Trust, the MRL Trustee, the KEL Trustee, the MDL Trustee, the JPL Trustee, the CRL Trustee and Margaret Loeb collectively and shall include any Person who, after the date hereof, acquires shares as a Permitted Transferee of any of the foregoing Persons (or of any subsequent Permitted Transferees) in accordance with and subject to the terms of this Agreement.

          (h)  Investor Group shall mean Hanson, Bates and Jaeckle collectively
               --------------
and shall include any Person who, after the date hereof, acquires shares as a Permitted Transferee of any of the foregoing Persons (or of any subsequent Permitted Transferees) in accordance with and subject to the terms of this Agreement.

          (i)  Investor Warrants shall mean those warrants to purchase Common
               -----------------
Stock issued by the Corporation pursuant to that Stock and Warrant Purchase Agreement dated as of January 12, 2000 between the Corporation and the Purchasers named therein.

          (j) IPO Effectiveness Date shall mean the date upon which the Corporation closes an underwritten initial public offering of equity securities of the Corporation pursuant to an effective registration statement filed under the 1933 Act.

          (k)  Lender Warrants means those warrants to purchase Common Stock to
               ---------------
be issued by the Corporation to Walker pursuant to that Credit Agreement dated as of January 12, 2000 between the Corporation and Walker, as assigned by Walker to Arena Capital Investment Fund, L.P. pursuant to that Assignment Agreement dated as of February 1, 2000.

          (l)  1933 Act shall mean the Securities Act of 1933, as amended.
               --------

          (m)  Permitted Transferee shall mean any Person to whom any Shares are
               --------------------
transferred in accordance with and subject to the terms of this Agreement.

          (n)  Person shall mean a natural person, corporation, limited
               ------
partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

          (o)  Sell or Transfer, as to any Shares, shall mean to sell, or in any
               ----    --------
other way, directly or indirectly, transfer, assign, exchange, donate, make a gift of, distribute, pledge, hypothecate, transfer voting rights with respect to, encumber or otherwise dispose of, either voluntarily or involuntarily, or the act of making any such sale, transfer, assignment, exchange, donation, gift, distribution, pledge, hypothecation, encumbrance or other disposition.

          (p)  Shares shall mean all of the shares of capital stock of the
               ------
Corporation currently owned by the Shareholders, shares of capital stock of the Corporation owned by persons who become shareholders after the date of this Agreement, any shares of capital stock acquired in exchange for Shares as a result of mergers, recapitalizations, consolidations or otherwise, any additional Shares issued or distributed by the Corporation by reason of stock dividends, increases in outstanding shares, additional issuances or otherwise and any options, warrants or rights to purchase any of the foregoing. If the Corporation merges with or into another Person, the shares of the Investor Group shall be converted into shares of stock or other securities of the surviving corporation on the same basis as all other equity interests in the Corporation except that the stock or other securities of the surviving corporation issued and issuable to the Investor Group shall have no voting rights.

          (q)  Shareholders shall mean, collectively, Walker, Loeb and the
               ------------
members of the Investor Group and shall include any Person who, after the date hereof, acquires Shares as a Permitted Transferee of any of the foregoing Persons (or of any subsequent Permitted Transferee) in accordance with and subject to the terms of this Agreement.

          (r)  "Subsidiaries" shall mean, as of the relevant date of
                ------------
determination, with respect to any Person, a corporation or other Person of which fifty percent (50%) or more of the voting power of the outstanding voting equity securities or fifty percent (50%) or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Corporation.

     2.   Restrictions on Transfer. (a) Each member of the Investor Group agrees
          ------------------------
not to Transfer Shares except as permitted under and in accordance with the terms of this Agreement, without the prior written consent of the holders of a majority of the Shares owned by the Insider Group, which consent may be given or withheld in their sole discretion. No noncomplying Transfer or purported Transfer (an "Ineffectual Transfer") pursuant to which any person shall attempt
              --------------------
to acquire any right, title or interest in any Shares other than in accordance with the provisions of this Agreement, shall be recognized by the Corporation. An Ineffectual Transfer shall be null and void and shall not be recorded as a transfer on the stock transfer records of the Corporation. Notwithstanding the occurrence of any attempted Ineffectual Transfer, the purported transferor of Shares shall continue to be entitled, so long as he shall remain the owner of such Shares, to any and all existing rights and privileges of a Shareholder to which he is otherwise entitled, and subject to all obligations of a Shareholder, with respect to such Shares.

          (b) The provisions of this Section shall apply to any Permitted Transferee (or subsequent Permitted Transferee) of any member of the Investor Group as and to the extent it applies to the members of the Investor Group.

     3.   Take-Along Rights. If the members of the Insider Group intend to
          -----------------
Transfer all of their Shares to an independent third party, then at the request of the Insider Group the Investor Group shall sell to such independent third party all of the Shares held by the Investor Group at the same price per Share and upon the same other terms and conditions applicable to the sale by the Insider Group. The term "price per share" set forth in the preceding sentence
                         ---------------
shall be deemed to include any form of payment, compensation or financial benefit payable directly or indirectly to a Shareholder in consideration for or in connection with a Transfer of Shares, provided, however, that payment of reasonable compensation for services to be actually rendered after the sale shall not be included.

     4.   Come-Along Rights. The Insider Group shall not Transfer any Shares
          -----------------
unless the transferee also offers to purchase the same proportionate part of the Shares held by the Investor Group as the Insider Group proposes to sell of the Shares held by them at the same time, at the same price per share and upon the same other terms and conditions applicable to the sale by the Insider Group. The term "price per share" set forth in the preceding sentence shall be deemed to include any form of payment, compensation or financial benefit payable directly or indirectly to a Shareholder in consideration for or in connection with a Transfer of Shares, provided, however, that payment of reasonable compensation for services to be actually rendered after the sale shall not be included.

     5.   Insider Group Option to Purchase Shares Upon Death of Member of
          ---------------------------------------------------------------
Investor Group. (a) Upon the death of a member of the Investor Group (the
--------------
"Deceased Shareholder"), the Insider Group (the "Surviving Shareholder(s)"),
 --------------------                            ------------------------
individually and collectively, shall have the option to purchase all, but not less than all, of the Shares of the Deceased Shareholder. The purchase price shall be the Purchase Price as hereinafter defined.

     (b) Each surviving Shareholder shall notify the legal representative of the Deceased Shareholder as to whether he intends to exercise the option as soon as possible, but in no event later than thirty (30) days after notice of the Deceased Shareholder's death. If more than one Surviving Shareholder elects to exercise his option, the Shares of the Deceased Shareholder shall be allocated between or among them in proportion to the number of Shares owned by each Surviving Shareholder exercising his option, unless they otherwise agree and notify the Deceased Shareholder's legal representative within ten (10) days after notification by the Deceased Shareholder's legal representative of the number of Surviving Shareholders who exercised their options under this Section. The closing of the sale shall take place within ninety (90) days after determination of the Purchase Price.

     (c) At the closing of the transfer of the Deceased Shareholder's Shares, the legal representative of the Deceased Shareholder shall deliver the certificates or other documents evidencing the Deceased Shareholder's Shares to the purchaser, duly endorsed for transfer. The purchaser(s) of the Deceased Shareholder's Shares shall thereupon pay the Purchase Price therefor in accordance with paragraph (d) below.

     (d) Payment of the purchase price for the Deceased Shareholder's Shares shall be paid at the closing by certified or bank check or by wire transfer of immediately available funds.

     6.   Valuation of Shares. The "Purchase Price" with respect to any Shares
          -------------------       --------------
for purposes of this Agreement shall be the fair market value of the Shares as determined by the Purchaser(s) and Seller(s) of Shares in the following manner. If the Purchaser(s) and Seller(s) of Shares cannot agree on such fair market value within twenty (20) days, then they shall commission the appraisal of the Shares by a recognized, independent appraiser, whose conclusions shall be submitted within thirty (30) days of the date on which the appraiser is hired. The appraiser's valuation shall be based upon market conditions in the industry in which the Corporation operates and upon criteria generally employed in valuing corporations in such industry. The cost of such appraisal shall be borne equally by the Purchaser(s) and Seller(s) of Shares. The Purchaser(s) and Seller(s) of Shares must agree on an acceptable appraiser within ten (10) days of the expiration of the aforementioned twenty (20) day period. If no agreement on an appraiser can be reached, then the existing independent accountant of the Corporation will select a recognized, independent appraiser.

     The determination of value made in accordance with the preceding provisions shall be binding upon the Corporation, the Shareholders, their respective successors, assigns, heirs and legal representatives, and all persons having or claiming an interest in the subject Shares.

     7.   Covenant Not to Disclose. Each Shareholder acknowledges and agrees
          ------------------------
that much of the information, documents, files and other papers concerning the products, business, operations, financial affairs, or condition of the Corporation are strictly confidential, including but not limited to, financial statements, customer lists, training manuals, marketing methods, pricing structures, technical data, process information and know-how (the "Confidential
                                                                   ------------
Information"). Each Shareholder covenants and agrees that he will not at any
-----------
time divulge, make known to any person, or use, in each case for his own personal benefit, any of the Confidential Information, whether or not made known to such Shareholder by reason of his being a shareholder, director, officer or employee of the Corporation, except (i) as reasonably necessary to conduct the business of the Corporation, (ii) as required by law, regulation or legal process or (iii) to third parties who have executed and delivered to the Corporation a non-disclosure agreement, in form and substance satisfactory to the Corporation.

     All materials, records, and documents developed or owned by the Corporation, whether embodied in electronic media or in written form, shall be the sole property of the Corporation and upon the request of the Corporation, each Shareholder shall promptly deliver to the Corporation such materials, records and documents or copies thereof as are then maintained by him or otherwise under his control, and shall retain no copies thereof or alternatively the Shareholder may provide an affidavit attesting that all such materials, records and documents, or copies thereof, have been destroyed. In the event of a legal dispute between a Shareholder and the Corporation the Confidential Information in the possession of the Shareholder which is relevant to such dispute shall, in lieu of being returned or destroyed, be placed in escrow with the Shareholder's attorney, to be held subject to the terms of this Agreement.

     The obligations of a Shareholder under this Section shall be binding on a Shareholder even after he ceases to be a shareholder of the Corporation and shall survive termination of this Agreement.

     8.   Exempt Transactions. Section 4 of this Agreement shall not apply to
          -------------------
the Transfer of Shares by Walker and Loeb to their respective Family Members, between Walker and Loeb, between their respective Family Members or between such Family Members and Walker and Loeb.

     9.   Financial Information. The Corporation shall provide the Shareholders
          ---------------------
with quarterly internally prepared operating results unless the Shareholders request such information more frequently in which case the Corporation shall provide such information upon request but, in any event, no more frequently than monthly. In addition, the Corporation shall notify the Shareholders of any materially adverse development which could, in the reasonable judgment of the Corporation's board, lead to the institution of any bankruptcy proceeding by or against the Corporation as a debtor.

     10.  Rights on Future Issuance of Shares. The Corporation hereby grants to
          -----------------------------------
each Shareholder the right to maintain its equity interest in the Corporation as follows:

          (a)  Offering Notice. Except for (a) capital stock or any other
               ---------------
security convertible into capital stock of the Corporation which may be issued to employees, consultants or directors of the Corporation pursuant to any stock option plan or other employee benefit arrangement approved by the Board of Directors, (b) a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock, (c) capital stock or any other security convertible into capital stock of the Corporation issued in consideration of the acquisition by the Corporation or any of its Subsidiaries of another Person, (d) capital stock or any other securities convertible into or exchangeable for capital stock of the Corporation issued upon or in connection with the exercise, conversion or exchange of any Common Stock Equivalent, or (e) any issuance or sale in connection with an Excluded Transaction, if the Corporation wishes to issue any shares of capital stock or any other security convertible into or exchangeable for capital stock of the Corporation (collectively, "New
                                                                  ---
Securities") to any Person (the "Subject Purchaser") prior to the IPO
----------                       -----------------
Effectiveness Date, then the Corporation shall offer such New Securities to the Shareholders by sending written notice (the "New Issuance Notice") to the
                                             -------------------
Shareholders, which New Issuance Notice shall state (a) the number of New Securities proposed to be issued and (b) the proposed purchase price per share of the New Securities that the Corporation is willing to accept (the "Proposed
                                                                      --------
Price"). Upon delivery of the New Issuance Notice, such offer shall be
-----
irrevocable unless and until the rights provided for in Section 10(b) below shall have been waived or shall have expired.

          (b)  Exercise of Rights. For a period of thirty (30) days after the
               ------------------
giving of the New Issuance Notice, the Shareholders (each, for the purpose of
Section 10, a "Rightholder") shall have the right to purchase its Proportionate
               -----------
Percentage (as hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. Each of the Rightholders shall have the right to purchase that percentage of the New Securities determined by dividing (i) the total number of Shares then owned by such Rightholder exercising its rights under this
Section 10(b) by (ii) the total number
of Shares then owned by all of the Rightholders exercising their rights under this Section 10(b) (the "Proportionate Percentage"). If any Rightholder does not
                         ------------------------
fully subscribe for the number or amount of New Securities that it or he is entitled to purchase pursuant to the preceding sentence, then each Shareholder who elected to purchase New Securities shall have the right to purchase that percentage of the remaining New Securities not so subscribed for (the "Excess
                                                                       ------
New Securities") determined by dividing (x) the total number of Shares then
--------------
owned by such fully participating Rightholder by (y) the total number of Shares then owned by all fully participating Rightholders who elected to purchase Excess New Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess New Securities or until no Rightholder wishes to purchase any additional Excess New Securities. The right of each Rightholder to purchase the New Securities under this Section 10(b) shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 30-day period referred to herein, to the Corporation, which notice shall state the amount of New Securities that such Rightholder elects to purchase pursuant to this Section 10(b). The failure of a Rightholder to respond within such 30-day period shall be deemed to be a waiver of such Rightholder's rights under this Section 10(b), provided that each Rightholder
                                               --------
may waive its rights under this Section 10(b) prior to the expiration of such 30-day period by giving written notice to the Corporation.

          (c)  Closing. The closing of the purchase of New Securities subscribed
               -------
for by the Rightholders under Section 10(b) shall be held at the executive offices of the Corporation at 10:00 a.m., local time, on the 45th day after the giving of the New Issuance Notice pursuant to Section 10(a), or at such other time and place as the parties to the transaction may agree. At such closing, the Corporation shall deliver certificates representing the New Securities purchased by the participating Rightholders, duly registered in the names of such Rightholders, and such New Securities shall be issued free and clear of any liens, claims, options, charges, encumbrances or rights and the Corporation shall so represent and warrant, and further represent and warrant that such New Securities shall be, upon issuance thereof to the Rightholders and after payment therefor, duly authorized, validly issued, fully paid and nonassessable. The Rightholders purchasing the New Securities shall deliver at the closing payment of the purchase price in full in immediately available funds for the New Securities purchased by him or it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

          (d)  Sale to Subject Purchaser. Unless all of the New Securities are
               -------------------------
purchased pursuant to Section 10(a), the Corporation may sell to the Subject Purchaser all of the New Securities not purchased by the Rightholders pursuant to Section 10(a) on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided,
                                                                   --------
however, that such sale is bona fide and made pursuant to a contract entered
-------
into within 90 days of the earlier to occur of (i) the waiver by the Rightholders of their option to purchase the New Securities pursuant to Section 10(a) and (ii) the expiration of the 30-day period referred to in Section 10(a). If such sale is not consummated within such 90-day period for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Corporation without again offering the same to the Rightholders in accordance with this
Section 10. The closing of any issue and sale to the Subject Purchaser pursuant to this Section 10(d) shall be held at the time and place as the parties to the transaction may agree.

          (e)  Shareholders Having Multiple Rights. In the event that any
               -----------------------------------
Shareholder is also a party to the Amended and Restated Stockholders Agreement, such Shareholder shall have no rights under this Section 10 and shall be governed exclusively by the terms of Section 4 of the Amended and Restated Stockholders Agreement.

     11.  Endorsement of Stock Certificates. Each certificate for Shares issued
          ---------------------------------
by the Corporation shall bear an endorsement on its front or back substantially as follows:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law and the Shares may not be sold or offered for sale in the absence of an effective registration statement under the Act and any applicable state securities laws or an available exemption from the registration requirements of the Act and any applicable state securities laws. In addition, the securities are issued, accepted and held subject to and transferable only in accordance with the provisions of the Amended and Restated Shareholders Agreement, dated as of June 23, 2000, by and among the Corporation and the Shareholders named therein, a copy of which Agreement is on file in the office of the Corporation."

     12.  Failure to Deliver Certificates. In the event that a Shareholder is
          -------------------------------
required by the provisions of this Agreement to sell his Shares to the Corporation or to another party and such Shareholder fails to deliver the certificates representing such Shares, duly endorsed for transfer, upon tender by the Corporation or such other party of the purchase price therefor, the Corporation shall have the right to transfer such Shares on the stock transfer records of the Corporation and to treat such Shares as if the stock certificates had been delivered by the Shareholder. In such event, the Shareholder shall be deemed to have no ownership interest in, or any rights with respect to, such Shares as of the date the Corporation transfers such Shares on its stock transfer records.

     13.  Termination. This Agreement shall terminate upon the occurrence of any
          -----------
of the following:

          (a) the agreement of the Shareholders holding at least ninety-seven percent (97%) of the outstanding Shares;

          (b) the date that the Corporation closes an underwritten initial public offering of its equity securities pursuant to an effective registration statement filed under the 1933 Act; or

          (c)  the bankruptcy, receivership or dissolution of the Corporation.

     Nothing contained in this Section shall affect or impair any rights or obligations arising prior to or at the time of termination of this Agreement.

     14.  Miscellaneous.
          -------------

          (a)  Successor Shareholders Must Sign. Under no circumstances may any
               --------------------------------
Shares be sold, transferred or otherwise disposed of to any person who, if he is not already a Shareholder, has not executed and delivered to the Shareholders and the Corporation a written agreement to be bound by the terms of this Agreement and any transferee or recipient of Shares shall be subject to the same restrictions under this Agreement as were applicable to the original transferor of Shares.

          (b)  Entire Agreement. This Agreement amends and restates in its
               ----------------
entirety the Original Agreement and after the date hereof, the Original Agreement shall have no further force and effect. This Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. Each Shareholder severally and not jointly represents and warrants to the Corporation that he, she or it has the power and authority to amend and restate the Original Agreement as provided herein and no other Persons as Transferees of such Shareholder are parties to the Original Agreement other than the Shareholders. Each Shareholder severally and not jointly agrees to indemnify, defend and hold harmless the Corporation to the fullest extent permitted by law from and against any and all losses and any and all actions, proceedings, claims, complaints, disputes, arbitrations or investigations or written threats thereof (including any claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Corporation resulting from, arising out of or relating to the breach by such Shareholder of his, her or its representation and warranty in the preceding sentence. No modification, discharge or waiver, in whole or in part, of any of the provisions of this Agreement shall be valid unless in writing and signed by the Corporation and Shareholders holding a majority of the Shares.

          (c)  Headings. The section headings in this Agreement are for
               --------
convenience of reference and do not constitute part of the agreement.

          (d)  By-laws and Certificate of Incorporation. The By-laws and
               ----------------------------------------
Certificate of Incorporation of the Corporation shall be, and shall be deemed to be, modified so as to conform to the provisions of this Agreement, and in the event of any conflict this Agreement shall control.

          (e)  Validity. If any provision of this Agreement is found to be
               --------
invalid or unenforceable, such provision shall be, and shall be deemed to be modified so as to cure the invalidity or unenforceability, and all other provisions of this Agreement shall be enforceable notwithstanding such invalidity or unenforceability.

          (f)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          (g)  Legally Available Funds. The Corporation's repurchase of any
               -----------------------
Shares under this Agreement shall be subject to funds being legally available for such purpose. The parties hereto agree to cause the Corporation to take any legally permissible action necessary to effectuate any repurchase of Shares hereunder, including without limitation the reallocation of its stated capital and surplus accounts.

          (h)  Enforcement. In the event that any party hereto commits a breach
               -----------
of that party's obligations hereunder, any non-breaching party damaged thereby shall be entitled to recover from the party in breach the costs and expenses incurred, including reasonable attorneys' fees and disbursements, in connection with enforcing the provisions hereof. Each party acknowledges that irreparable injury would result to the other parties hereto if the Corporation or any Shareholder, or his or its transferees or legal representatives, fails to comply with any of the restrictions herein imposed upon the transfer or encumbrance of Shares, or with any other covenants, and obligations which are material; and that in the event of any failure to comply with the terms hereof, the parties hereto will not have an adequate remedy at law. Therefore, each party hereto consents to the issuance of an injunction or the enforcement of other equitable remedies at the instance of the Corporation or any Shareholder to compel performance of the restrictions, covenants, and obligations contained herein. The rights and remedies set forth in this subsection shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

          (i)  Consistent Actions. No Shareholder or other person elected as a
               ------------------
director of the Corporation pursuant to the provisions hereof, shall take or fail to take any action that would be inconsistent or in conflict with the stated rights and obligations contained in this Agreement.

          (j)  Notices. Any notice, request, instruction, or other communication
               -------
to be given hereunder by any party to another shall be in writing given by hand delivery, telecopier, certified or registered mail (return receipt requested) or by overnight express service, addressed to the respective Party or Parties at the addresses in the records of the Corporation or to such other address or addresses as any party may designate to the others by like notice as set forth above. Any notice given hereunder shall be deemed given and received on the date of hand delivery or transmission by telecopier, or three (3) days after deposit with the United States Postal Service, or one (1) day after delivery to an overnight express service for next day delivery, as the case may be.

          (k)  Successors and Assigns. This Agreement is binding upon and shall
               ----------------------
inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns and shall also be binding on all persons who have or claim an interest in any Shares; provided, however, no party may Transfer this Agreement or any rights hereunder without the prior written consent of the other party or parties, or unless specifically permitted herein. No third party is intended to receive any benefit from this Agreement.

          (l)  Waivers. No waiver by a party, or by anyone claiming by, through
               -------
or under such party, of any right or of the breach of any representation, warranty, covenant, agreement, condition or duty, shall ever be held or construed as a waiver of the same or any other right or waiver of any other breach of the same or of any representation, warranty, covenant, agreement, condition, or duty. In the event of a breach by a party of any representation, warranty, covenant, agreement, condition or duty, the failure by any other party to take action on account of such breach or to enforce any rights resulting therefrom shall not be deemed a waiver, but such breach shall be a continuing breach until the same has been cured. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a continuing waiver unless otherwise expressly provided therein.

          (m)  Securities Law Compliance.  No sale or Transfer of Shares by any
               -------------------------
Shareholder shall be made except pursuant to effective registration under the 1933 Act and any applicable state securities laws, or an exemption from such registration, and prior to any such sale or Transfer the Shareholder proposing to Sell or Transfer Shares shall give the Corporation (A) notice describing the manner and circumstances of the proposed Transfer (copies of which the Corporation shall furnish to any Shareholder upon request) and (B) if reasonably requested by the Corporation, a written opinion of legal counsel, who shall be reasonably satisfactory to the Corporation and its counsel, such opinion to be in form and substance reasonably satisfactory to the Corporation and its counsel, to the effect that the proposed Transfer may be effected without registration under the 1933 Act and any applicable state securities law.

          (n)  Pronouns. Any masculine personal pronoun shall be considered to
               --------
mean the corresponding feminine or neuter personal pronoun, and vice versa, as the context requires.

          (o)  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. This Agreement shall become effective and binding upon each proposed party hereto upon the execution and delivery of a counterpart hereof by such party.

          (p)  Waivers and Acknowledgment. Each Shareholder hereby waives any
               --------------------------
and all rights arising under, or that may arise under or pursuant to, the terms of this Agreement with respect to: (i) the purchase by any Shareholder of Shares prior to the date hereof; (ii) the sale by the Corporation to Richard Braddock of an aggregate of 62,500 shares of Class B Common Stock pursuant to the terms of that Stock Purchase Agreement dated May 17, 2000 between the Corporation and Richard Braddock; (iii) the sale by the Corporation to Time Inc., or any of its affiliates, including NSSI Holdings Inc. ("Time"), of 3,125,000 shares of Series
                                           ----
C Preferred Stock pursuant to that Stock Purchase Agreement, dated May 17, 2000, between the Corporation and Time; and (iv) the sale by Walker to Time of the Walker Transferred Shares pursuant to that Securities Purchase Agreement, dated May 17, 2000, between Walker and Time. Each of the Shareholders agrees and acknowledges that Time shall not be a party to this Agreement and that the Walker Transferred Shares and such shares of Series C Preferred Stock being purchased by Time shall not be considered to be Shares hereunder.


                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Shareholders Agreement as of the date first above written.

                              the "Company"

                              SYNAPSE GROUP, INC.

                              By:  /s/ Michael R. Loeb
                                   --------------------------
                                    Michael Loeb, President

                              the "Shareholders"

                              /s/ Michael R. Loeb
                              -------------------------------
                              MICHAEL LOEB

                              THE LOEB FAMILY LIMITED PARTNERSHIP


                              By:  /s/ Michael R. Loeb
                                   --------------------------------
                                    Michael Loeb, General Partner

                              /s/ Jay Walker
                              ---------------------------------
                              JAY WALKER

                              THE JAY S. WALKER IRREVOCABLE
                              CREDIT TRUST

                              By:  /s/ Harry E. Peden III
                                   ------------------------------
                                    Harry E. Peden III, Trustee

                              By:  /s/ Margaret Loeb, Trustee
                                   ------------------------------
                                    Eileen Walker, Trustee

                              /s/ Margaret Loeb, Trustee
                              -------------------------------------------------
                              MARGARET LOEB, Trustee u/The Michael Loeb
                              Irrevocable Trust f/b/o Michael Roberts Loeb dated December 28, 1995

                              /s/ Margaret Loeb, Trustee
                              -------------------------------------------------
                              MARGARET LOEB, Trustee u/The Michael Loeb
                              Irrevocable Trust f/b/o Katherine Elizabeth Loeb dated December 28, 1995



                              /s/ Nancy Halpern
                              -------------------------------------------------
                              NANCY HALPERN, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Marc David Loeb

                              /s/ Nancy Halpern
                              -------------------------------------------------
                              NANCY HALPERN, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Jeremy Paul Loeb

                              /s/ Nancy Halpern
                              -------------------------------------------------
                              NANCY HALPERN, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Carolyn Rose Loeb

                              /s/ Margaret Bates
                              -------------------------------------------------
                              MARGARET BATES

                              /s/ Margaret Loeb
                              -------------------------------------------------
                              MARGARET LOEB

                              /s/ Joseph Hanson
                              -------------------------------------------------
                              JOSEPH HANSON

                              /s/ Andre Jaeckle
                              -------------------------------------------------
                              ANDRE JAECKLE